Summary Prospectus February 1, 2010
Intermediate U.S. Government Fund

Class A Shares BGVAX	Class B Shares BUSGX (Not Offered for Sale)	Class C Shares BIUCX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 1, 2010, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.bbtfunds.com/literature. You can also get this information at no cost by calling 800-228-1872 or by sending an e-mail request to fundinfo@bbandt.com.

Investment Objective

The Fund seeks current income consistent with the preservation of capital.

Fee Table

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the BB&T Funds. More information about these and other discounts is available from your financial professional and in “Distribution Arrangements/Sales Charges” on page 159 of the Fund’s prospectus and in the “Sales Charges” section of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C
	Shares	Shares	Shares
Maximum Sales Charge (load) on Purchases (as a % of offering price)	5.75%	None	None

Maximum Deferred Sales Charge (load) (as a % of the lesser of the cost of your shares or their net asset value at the time of redemption)	None	5.00%[1]	1.00%

Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C
	Shares	Shares	Shares
Management Fees	0.60%	0.60%	0.60%

Distribution and Service (12b-1) Fees	0.50%	1.00%	1.00%

Other Expenses	0.24%	0.24%	0.24%

Acquired Fund Fees and Expenses[2]	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses	1.35%	1.85%	1.85%

Fee Waiver or Expense Reimbursement[3]	–0.37%	–0.12%	–0.12%

Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement[3]	0.98%	1.73%	1.73%

1 A contingent deferred sales charge (“CDSC”) on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from the date of purchase: 5%, 4%, 3%, 3%, 2%, 1%.

2 The fees presented above represent those of prior fiscal years; and may be different for the current fiscal year. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

3 The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to 0.48% for the period from February 1, 2010 through January 31, 2011. This contractual limitation may be terminated during this period only by the Fund, and will automatically terminate upon termination of the Investment Advisory Agreement between the Fund and the Adviser. Additionally, the Fund’s Distributor has contractually agreed to limit the distribution and shareholder service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period. This contractual limitation may be terminated during this period only by the Fund, and will automatically terminate upon termination of the Underwriting Agreement or the 12b-1 Plan with respect to the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same except for the expiration of the current contractual expense limitations on January 31, 2011. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1	3	5	10
	Year	Years	Years	Years
Class A Shares	$669	$944	$1,239	$2,075

Class B Shares	$576	$870	$1,090	$2,029

Class C Shares	$176	$570	$990	$2,159

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You would pay the following expenses if you did not redeem your shares:

	1	3	5	10
	Year	Years	Years	Years
Class A Shares	$669	$944	$1,239	$2,075

Class B Shares	$176	$570	$990	$2,029

Class C Shares	$176	$570	$990	$2,159

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47.13% of the average value of its portfolio.

Strategy, Risks and Performance

Principal Strategy
To pursue its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in bonds issued or guaranteed by the U.S. Government or its agencies and instrumentalities (“U.S. Government Securities”). Bonds for this purpose include Treasury bills (maturities of less than one year), bonds (maturities of ten years or more) and notes (maturities of one to ten years) of the U.S. Government. The Fund invests, under normal market conditions, in U.S. Government Securities, some of which may be subject to repurchase agreements, or in “high grade” (rated at the time of purchase in one of the three highest rating categories by an NRSRO or are determined by the portfolio manager to be of comparable quality) mortgage-backed securities, including collateralized mortgage obligations (“CMOs”).

The Fund may also invest in short-term obligations, asset-backed securities, commercial bonds and the shares of other investment companies. The Fund’s dollar-weighted average maturity is expected to be more than 3 years but less than 10 years.

In managing the portfolio, the portfolio manager uses a “top down” investment management approach focusing on allocation among sectors, interest rate risk, credit risk, and individual securities selection. The portfolio manager sets and continually adjusts a target for the interest rate sensitivity of the Fund’s holdings based upon expectations about interest rates and other economic factors. The portfolio manager then selects individual securities consistent with the target by looking for the best relative values within particular sectors.

The Fund may engage in securities lending.

Principal Risks
All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the Fund. Below are all of the principal risks of investing in the Fund.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

Income Risk: The possibility that the Fund’s income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer term bonds.

Liquidity Risk: The possibility that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Prepayment/Call Risk: When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk”. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than other types of debt securities. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

Estimated Maturity Risk: The possibility that an underlying security holder will exercise its right to pay principal on an obligation earlier or later than expected. This may happen when there is a rise or fall in interest rates. These events may shorten or lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities, such as bonds. The lower a security’s rating, the greater its credit risk.

U.S. Government Securities Risk: The Fund invests in U.S. Government securities or its agencies (such as Fannie Mae or Freddie Mac securities). Although U.S. Government Securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. Government Securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned

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or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. In addition, the Fund bears the risk of loss in connection with its investment of the cash collateral it receives from the borrower.

For more information about the Fund’s risks, please see the Fund’s prospectus or SAI.

Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A Shares. The table shows how the Fund’s average annual returns for 1, 5 and 10 years and since the Fund’s inception compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.bbtfunds.com or by calling 1-800-228-1872.

Sales charges are not reflected in the bar chart, and if these charges were included, returns would be less than those shown.

Class A Shares Annual Total Returns for years ended 12/31

Best quarter:	5.67%	12/31/08
Worst quarter:	–2.52%	6/30/04

Average Annual Total Returns as of December 31, 2009

	1	5	10	Since
	Year	Years	Years[1]	Inception[1]
Class A Shares				(10/9/92)
Return Before Taxes	–2.99%	3.39%	4.90%	5.07%

Return After Taxes on Distributions	–4.03%	1.98%	3.28%	3.13%

Return After Taxes on Distributions and Sale of Fund Shares	–1.95%	2.05%	3.22%	3.13%

Class B Shares				(1/1/96)
Return Before Taxes	–1.82%	3.68%	4.90%	5.02%

Class C Shares				(2/1/01)
Return Before Taxes	2.17%	3.87%	4.87%	5.06%

Barclays Capital Intermediate Government Index[2]				(9/30/92)
(reflects no deductions for fees, expenses, or taxes)	–0.32%	4.74%	5.65%	5.62%

Barclays Capital U.S. Government/Mortgage Bond Index[2]				(9/30/92)
(reflects no deductions for fees, expenses, or taxes)	1.96%	5.32%	6.31%	6.24%

1 Performance for Class B and C Shares for periods prior to inception on January 1, 1996 and February 1, 2001, respectively, is based on Class A Share performance.

2 Effective February 1, 2010, the Fund’s benchmark was changed from the Barclays Capital U.S. Government/Mortgage Bond Index to the Barclays Capital Intermediate Government Index in order to better represent the Fund’s investment strategies for comparison purposes.

After-tax returns are shown only for Class A Shares and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and C Shares will vary.

Management

Investment Adviser
BB&T Asset Management, Inc.

Portfolio Manager
Brad D. Eppard, CFA
Portfolio Manager
Since July 2003

Purchase and Sale of Fund Shares

	Minimum	Minimum
	Initial	Subsequent
Account Type	Investment	Investment
Regular Account	$1,000	$0
Automatic Investment Plan	$25	$25

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Class B Shares are not offered for new purchases. If you currently hold a Class B share, you may:

•	Continue as a Class B shareholder;

•	Continue to reinvest dividends and distributions into Class B shares; and

•	Exchange your Class B shares of a BB&T Fund for Class B shares of other BB&T Funds, as permitted by existing exchange privileges.

You may buy or sell Class A or C Shares on any business day by contacting your financial representative or contacting the Fund (i) by mail at BB&T Funds, P.O. Box 9762, Providence, RI 02940-9762; or (ii) by telephone at 1-800-228-1872. In addition, Class A and Class C Shares are available for purchase at www.bbtfunds.com.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

IUSG-02/10

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